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                                                                      Exhibit 23

                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 19, 2000, incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 333-36087 and 333-79439.

                                        /s/ Arthur Andersen LLP

Lancaster, PA
March 27, 2000